SUNBURST ACQUISITIONS IV, INC.

Pro-Forma Condensed Consolidated Financial Statements

May 31, 2004

(Unaudited)

Index to Pro-Forma Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheet at May 31, 2004

Pro-Forma Condensed Consolidated Statement of Operations

for the Year Ended February 28, 2004

Condensed Consolidated Statement of Operations

For the First Quarter Ended May 31, 2004

Notes to Pro-Forma Condensed Consolidated Financial Statements

SUNBURST ACQUISITIONS IV, INC.

(A Development Stage Company)

Condensed Consolidated Balance Sheet

May 31

(Unaudited)

(U.S. Dollars)

2004

Assets

Current
Cash	$33,687
Accounts receivable and other current assets	14,910

Total Assets	$48,597

Liabilities

Current
Accounts payable and accrued liabilities	$42,949
Convertible debenture	30,000
Notes payable to related parties	28,500
Total Current Liabilities	101,449

Customer Deposits	44,056

Total Liabilities	$145,505

Stockholders' Deficit

Capital Stock
Authorized
20,000,000 Preferred stock with no par value
200,000,000 Common stock with no par value
Issued
83,107,597 Common stock issued and outstanding	2,224,843
Additional Paid-In Capital from Stock Options	194,375
Additional Paid-In Capital	16
Stock Subscriptions	199,135
Deficit Accumulated During the Development Stage	(2,722,930)
Accumulated Other Comprehensive Income	7,653

Total Stockholders’ Deficit	(96,908)

Total Liabilities and Stockholders’ Deficit	$48,597

See notes to pro-forma condensed consolidated financial statements.

SUNBURST ACQUISITIONS IV, INC.

(A Development Stage Company)

Pro-Forma Condensed Consolidated Statements of Operations

Year Ended February 29, 2004

(Unaudited)

(U.S. Dollars)

Revenues	$13,580

Expenses
Selling, general, and administrative	370,541

Net Loss	(356,961)
Other Comprehensive Income
Unrealized foreign exchange income	14,739
Total Comprehensive Loss	$(342,222)

Loss Per Share	$(0.00)

Weighted Average Number of
Common Stock Outstanding	78,457,597

**Note:  The financial statements of the acquired company, Sierra Minerals and Mining Inc. are not included in these pro-froma condensed consolidated statements of operations, as this company was incorporated  on March 19, 2004 and had no operations at February 29, 2004.

See notes to pro-forma condensed consolidated financial statements.

SUNBURST ACQUISITIONS IV, INC.

(A Development Stage Company)

Condensed Consolidated Statements of Operations

First Quarter Ended May 31, 2004

(Unaudited)

(U.S. Dollars)

Revenues	$0

Expenses
Selling, general, and administrative	62,003
Acquisition of resource properties	430,000
Deposit for property acquisition	227,500
Total Expenses	719,503

Net Loss for period	(719,503)
Other Comprehensive Income
Unrealized foreign exchange income	(1,276)
Total Comprehensive Loss	$(720,779)

Loss Per Share	$(0.02)

Weighted Average Number of
Common Stock Outstanding	37,782,597

SUNBURST ACQUISITIONS IV, INC.

(A Development Stage Company)

Notes to Pro-Forma Condensed Consolidated Financial Statements

May 31, 2004

(Unaudited)

(U.S. Dollars)

The pro-forma condensed consolidated financial statements give effect to the following:

1.

The Acquisition of Sierra Minerals and Mining, Inc. (“Sierra”)

On May 25, 2004, the Company completed a share exchange with the shareholders of Sierra.  Pursuant to the terms of the share exchange agreement, the Company issued 43,000,000 shares of its common stock in exchange for all of the outstanding shares of Sierra.  Sierra is a company incorporated in the state of Nevada that was incorporated just prior to the share exchange with the Company.  Sierra had no activities, other than minor organizational charges, and no operations other than having an option to acquire an interest in a property in Mexico.

2.

The Expenditure for Cost of Mining Properties Interest

Sierra is a party to a joint venture agreement with Minera Rio Tinto S.A. de C.V. (“MRT”), a Mexican company, pursuant to which Sierra and MRT have agreed to explore and develop, if feasible, certain mining properties in the state of Chihuahua, Mexico.  The Company loaned on behalf of Sierra, a total of $227,500 to MRT.  The amounts loaned are not recoverable.  Should Sierra fail to complete the terms of the option agreement, Sierra will lose all right to the loaned amount.  As such, the Company wrote off the loans to MRT resulting in a charge to operations of $227,500.

3.

The Accruing of Legal and Accounting Fees

In addition, professional fees of $13,388 have been incurred relating to organizational and set up costs to Sierra which have been charged to operations.